SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Online Gaming Systems Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           ONLINE GAMING SYSTEMS, LTD.
                         3225 MacLeod Drive, 1st Floor
                            Las Vegas, Nevada 89121

                                November 12, 2001

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Online Gaming Systems, Ltd. (the "Corporation"), shall be held on December 20, 2001, at 10:00 a.m., Pacific time, in the offices of the Corporation, in the City of Las Vegas, Nevada.

      The shareholders will deliberate and take action on the following matters:

      1. TO ELECT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE NOMINEES ARE GARY RAMOS, GAVIN CHAMBERLAIN, LAWRENCE P. TOMBARI, MARCEL GOLDING and JOHN COPELYN.

      2. TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C., AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

      3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

      The board of directors has fixed the close of business on November 9, 2001 as the shareholder of record date. Only those shareholders, which were shareholders of record at the close of business on November 9, 2001, will be entitled to vote in person or by proxy at the meeting or any adjournment thereof.

      All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the meeting and sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all of your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

      We look forward to seeing you at the Annual Meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS of Online
                                   Gaming Systems, Ltd.


                                   /s/ Gary Ramos
                                   --------------------------------------
                                       Gary Ramos
                                       President, Chief Executive Officer


Dated: November 12, 2001

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                           ONLINE GAMING SYSTEMS, LTD.
                         3225 MacLeod Drive, 1st Floor
                             Las Vegas, Nevada 89121

                                             November 12, 2001
Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Online Gaming Systems, Ltd. (the "Company" or "AIE") which will be held on December 20, 2001 at 10:00 a.m., Pacific standard time, in the offices of the Corporation.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect five (5) directors of the Company; and (ii) to ratify the appointment of Moore Stephens, P.C., as independent accountants of the Company for the fiscal year ending December 31, 2001.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

         After reading the Proxy Statement, please mark, date, sign, and return the enclosed proxy card in the accompanying reply envelope as promptly as possible but no later than December 15, 2001. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 2000 10KSB Annual Report will be made available to all stockholders entitled to vote at the Annual Meeting, or will be mailed upon request or is available at www.sec.gov.

         We look forward to seeing you at the Annual Meeting.

                                   Sincerely yours,

                                   /s/ Gary Ramos
                                   --------------------------------------
                                       Gary Ramos
                                       President and Chief Executive Officer
Las Vegas, Nevada
November 12, 2001
--------------------------------------------------------------------------------
                                    IMPORTANT
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                          ONLINE GAMING SYSTEMS, LTD.
                          TO BE HELD December 20, 2001

                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Online Gaming Systems, Ltd., a Delaware Corporation (the "Company" or "OGS"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 20, 2001, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on November 9, 2001 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 10:00 a.m., Pacific standard time, at the Corporation's offices, in the City of Las Vegas, Nevada.

         It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about February 12, 2001.


                                  VOTING RIGHTS


         The close of business on November 9, 2001 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 34,296,268 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 759 stockholders. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. In the election of Directors, however, cumulative voting is authorized for all stockholders if any stockholder gives notice at the meeting, prior to voting for the election of Directors, of his or her intention to cumulate votes. Under cumulative voting, a stockholder may cumulate votes and give to one nominee a number of votes equal to the number of Directors to be elected (five at this meeting) multiplied by the number of votes to which such stockholder is entitled, or may distribute such number among any or all of the nominees. The five candidates receiving the highest number of votes will be elected. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

         If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR all of the Proposals and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

         An affirmative vote of a plurality of the shares present or represented at the meeting and entitled to vote is required for the election of directors. An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the ratification of appointment of Moore Stephens, P. C. as independent accountants of the Company. An automated system administered by the Company's transfer agent tabulates stockholder votes. Abstentions and broker non-votes each are included in determining the presence or absence of a quorum, and each is tabulated separately. Abstentions are counted as negative votes, whereas broker non-votes are not counted for purposes of determining whether the Proposals presented to stockholders have been approved.
                             REVOCABILITY OF PROXIES

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                             SOLICITATION OF PROXIES

         The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.


         THE FORM 10KSB ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2000, WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS ENTITLED TO VOTE AN THE ANNUAL MEETING, OR WILL BE MAILED UPON REQUEST. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         At the Annual Meeting, five directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the five nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are five nominees, two of whom is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The five candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than five nominees.


                                    NOMINEES


Set forth below is information regarding the nominees to the Board of Directors.

NAME/DIRECTOR                 POSITION WITH
FIRST ELECTED                 THE COMPANY                       AGE
-------------                 -----------                       ---

Gary Ramos                    President, CEO                     54

John Copelyn                  Chairman of the Board              53
July of 1999

Gavin Chamberlain             Director                           46


Marcel Golding                Director                           40
August of 1998

Lawrence P. Tombari           Chief Financial Officer            43


            BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

GARY RAMOS is currently President and Chief Executive Officer of the Company. He assumed these positions in July of 2000. In these capacities, Mr. Ramos is responsible for the strategic, operational and marketing functions of the Company.

Mr. Ramos has a long history of growing new businesses. In 1976, Mr. Ramos founded and served as Chief Executive Officer and President of Advanced Manufacturing & Development (AM&D), which founded and operated several businesses in the high technology manufacturing, interactive and video gaming and related industries. Twice, AM&D was listed in INC Magazine's 500 fastest growing private companies in the U.S., growing to a revenue base in excess of $50 million and more than 600 employees. AM&D was sold to a large utilities company in 1996.


JOHN COPELYN is currently the Chief Executive Officer of the South African Clothing and Textile Workers Union Investment Group and the Chief Executive Officer of Hosken Consolidated Investments, Ltd., a company traded on the Johannesburg Stock Exchange. During 1992-1994, Mr. Copelyn was Chief Executive Officer of Zenzeleni Clothing. From 1994-1997, Mr. Copelyn served as an elected member of the democratically elected South African parliament. In addition, he has held numerous positions with South African trade unions including serving on the Central Committee of COSATU. Mr. Copelyn is also a licensed attorney in South Africa. Mr. Copelyn also serves as director for other gaming and non-gaming companies. He attended both the University of Witwatersrand and University of South Africa.

GAVIN CHAMBERLAIN is Managing Director of Global Payment Technologies Holdings
(Pty) Ltd., the South African affiliate of Global Payment Technologies, Inc., a leading manufacturer and innovator of currency acceptance systems used in the worldwide gaming, beverage, and vending industries. Recently, GPTHL agreed to merge its operations with Vukani Gaming Corporation, a wholly owned subsidiary of Hosken Consolidated Investments Ltd., the Company's majority stockholder.

Vukani is a South African based company established in 1996 to operate in the South African route market. The South African government has approved legislation that allows for deployment of up to 50,000 gaming machines in the nine provinces of the country. The market includes site operators outside of the existing casino market including liquor-licensed establishments such as bars, taverns, restaurants and sports clubs. Mr. Chamberlain is on the Board of Vukani and also Managing Director of another South African affiliate of GPTHL, International Payment Systems, Ptd. Ltd.


MARCEL GOLDING was appointed a Director of the Company in August of 1998. Mr. Golding is Chairman of Hosken Consolidated Investments (HCI) and Softline Holdings, as well as being a Director of JCI and Global Capital, which are all listed companies on the Johannesburg Stock Exchange. In addition, he was the founding chairman of the Mineworkers Investment Company (linked to the National Union of Mineworkers), one of the two pioneering trade union investment companies in South Africa. He was elected the first Deputy General Secretary of the union in 1987 at the age of 26, and was re-elected on three additional occasions to this post of the Country's largest trade union. From 1994 to 1997 he served as a Member of Parliament, where he chaired the Minerals and Energy Committee and the Audited Commission, the oversight committee of the office of the Auditor-General. Mr. Golding holds a post graduate degree from the University of Cape Town.

LAWRENCE P. TOMBARI is Chief Financial Officer of the Company. Previously, he was Chief Financial Officer and Senior Vice President of Lady Luck Gaming Corporation, from its inception in 1993 until the Company was acquired in 2000. As CFO, Mr. Tombari was responsible for all of the accounting, budgeting, reporting and investor communications for the NASDAQ Company. Additionally, as Senior Vice President of Development, he was responsible for identification and analysis for new gaming projects, acquisitions and disposals, and presentations to regulatory bodies. Lady Luck generated revenue of more than $200 million annually, and had more than 2,500 employees.

Prior to Lady Luck, Mr. Tombari spent eight years at Ernst & Young, in the Consulting Division. His most recent position was West Region Director of Real Estate Valuation and Consulting Services, where he was recognized as one of the firm's leading experts in the leisure and hospitality sector. He also worked for the previous two years at Arthur D. Little, Inc. as a consultant. Mr. Tombari has a Bachelor of Science of Business Administration from the University of Southern California, and an MBA from Arizona State University.


                         BOARD MEETINGS AND COMMITTEES

         The Board held four (4) meetings during the year ended December 31,2000. In addition, from time to time during such year, the members of the Board acted by unanimous written consent. Each member of the Board of Directors, who served during all of fiscal 2000, attended or participated in more than seventy-five (75%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors performs the typical functions of such committees. There is no nominating committee or any other board committees.

         The Audit Committee of the Board of Directors held one (1) meeting during fiscal 2000. The Audit Committee, which was comprised of Peter Lawson and Trevor Klein recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee of the Board of Directors held one (1) meeting during fiscal 2000 and approved grants of options by written consent on a monthly basis. The Compensation Committee, which was comprised of Marcel Golding and Martin McCarthy, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

                              DIRECTOR COMPENSATION

         The Company does compensate directors and executive officers of the Company for service on the Board of Directors. Directors and executive officers receive $1,500 per meeting and are reimbursed for their expenses incurred in attending meeting of the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


         The Company is asking the stockholders to ratify the selection of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Moore Stephens, P.C.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

         Moore Stephens, P.C. has audited the Company's financial statements for the year ended December 31, 2000. Its representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to Online Gaming Systems by Moore Stephens During Fiscal Year 2000

         Audit fees billed to Online Gaming Systems during the 2000 fiscal year were $28,000.

         Online Gaming Systems did not engage Moore Stephens to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

         Fees billed to Online Gaming Systems for all other non-audit services rendered by Moore Stephens during the 2000 fiscal year were $450.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MOORE STEPHENS, P.C., TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 30, 2001 (except where indicated by asterisk), information regarding the beneficial ownership of our common stock by each person we know to own five percent or more of the outstanding shares, by each of the directors and officers, and by the directors and officers as a group. As of September 30, 2001, there were outstanding 34,296,268 shares of our common stock.

         Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

     o       Unless otherwise indicated, all addresses are at our office at
                         3225 MacLeod Drive, 1st Floor
                            Las Vegas, Nevada 89121

Name and Address of Beneficial Owner  Amount of Beneficial Ownership  Percent of Class
------------------------------------  ------------------------------  ----------------
Ahead Investments, Ltd.                           18,698,120                54.52%
150 St. George's Street
Rhodes Blgd-5th Floor
Cape Town 8001 South Africa

Ravensdale Limited                                 3,131,737                 9.13%
28-30 The Parade
St. Hlier JE4 8XY Jersey

Gary Ramos                                            83,333                  .24%
C/o Online Gaming Systems, Ltd.
3225 McLeod, 1st Floor
Las Vegas, Nevada 89121

Lawrence P. Tombari                                  208,333                  .61%
C/o Online Gaming Systems, Ltd.
3225 McLeod, 1st Floor
Las Vegas, Nevada 89121

All Officers and Directors as a Group             22,121,523                 64.5%

Ahead Investments is a wholly owned subsidiary of HCI. Both Mr. Copelyn and Mr. Golding are substantial owners and officers of HCI. Mr. Copelyn is a substantial owner and officer of Ravensdale Limited.



           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1998 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 fiscal year, the Company believes that all executive officers and Board members complied with all their reporting requirements under Section 16(a) for such fiscal year.


                                   FORM 10-KSB

         THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MAY 16, 2001. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO ONLINE GAMING SYSTEMS, LTD., ATTN:
CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 3225 McLeod Drive, 1st Floor, Las Vegas, Nevada 89121.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION


  SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION (1)

         The following table provides certain summary information concerning the compensation earned, by the Company's Chief Executive Officer and its Chairman for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. Such individuals will be hereafter referred to as the Named Executive Officers. No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2001 fiscal year has resigned or terminated employment during that fiscal year.


SUMMARY COMPENSATION TABLE

   NAME AND PRINCIPAL POSITION                    YEAR        SALARY     BONUS
   ---------------------------                    ----        ------     -----

Gary Ramos                                        2001       $250,000     --
President and Chief Executive Officer             2000         93,000     --

Richard A. Iamunno                                2000       $181,000     --
Formerly President and Chief Executive Officer    1999        144,000     --

Lawrence P. Tombari                               2001       $150,000     --
Chief Financial Officer

Peter Lawson                                      2001       $123,333     --
Formerly Chief Financial Officer                  2000    150,000 (AUD)   --

Steven Campell                                    2001       $125,000     --
Secretary                                         2000        112,000     --



(1) The columns for "Other Annual Compensation" and "Long-term Compensation" have been omitted, as there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of salary and bonus.

STOCK OPTIONS

         On January 1, 1997, the Company adopted an Incentive Stock Option Plan for Employees, Directors, Consultants, and Advisors (the "Plan"). The Plan will expire December 31, 2006 unless further extended by appropriate action of the Board of Directors. Employees, directors, consultants and advisors of the Company, or any of its subsidiary corporations, are eligible for participation in the Plan. The Plan provides for stock to issued pursuant to options granted and shall be limited to 250,000 shares of Common Stock, $.001 par value. The shares have been reserved for issuance in accordance with the terms of the Plan. The exercise of these options may be for all or any portion of the option and any portion not exercised will remain with the holder until the expiration of the option period. The options granted in 1998 expire on December 23, 2003.

        The following table contains information concerning the stock option grants made to each of the named executive officers and employees for fiscal 1999. There were no options granted during 2000.



INDIVIDUAL GRANTS

Name                      # Granted        In F/Y       $/Sh        Exp. Date
----                      ---------        ------       ----        ---------

Richard A. Iamunno          50,000          1999        $2.50       12/23/02

Peter Lawson               125,000          1999        $2.50       06/30/07
                            50,000          1999         2.50       07/13/04




         The Company applies Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees, and related interpretations, for stock options issued to employees in accounting for its stock option plans. The exercise price of all options issued was the market price at the date of grant. Accordingly, no compensation expense has been recognized for the Company's stock-based compensation plans.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1997 Stock Option Plan under which grants may be made to executive officers and other key employees. The Compensation Committee is comprised of three members of the Board of Directors.

GENERAL COMPENSATION POLICY

         The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial and individual performance targets, and (iii) stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or defined benefit pension plans.

OTHER

         No Director or Executive Officer is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS


        The Company currently has an employment agreement with Mr.Tombari pursuant to which he will serve as the Company's Chief Financial Officer for three years, expiring on Junaury 16, 2004. The first year base salary is $150,000 and Mr. Tombari is granted rights to purchase company stock and receive options at a price based on formula. The employment agreement contains arrangements for severance compensation of up to 1.5 times the annual base salary plus benefits upon termination without cause.

         The Company intends on entering into an employment agreement with Mr. Ramos, to continue to serve as the Company's President and Chief Executive Officer. The initial base salary is $250,000 and Mr. Ramos will be granted rights to purchase company stock and receive options based on formula.

         Other than the aforementioned agreements, the Company has not entered into any other employment agreement with any of its officers, directors, or any other person and no such agreements are anticipated in the immediate future.

              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)


         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to the Company's executive officers for the 1999 fiscal year will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.


                              CERTAIN TRANSACTIONS


         Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                 OTHER BUSINESS


      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment with respect to all additional matters which might come before the annual meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any such matter, which would be presented for action at the meeting.


                              STOCKHOLDER PROPOSALS


         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of stockholders to be held in 2001 must be received by on or before December 10,2001 in order to be included in the proxy statement and proxy relating to that meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  of Online Gaming Systems, Ltd.


                                  /s/ Gary Ramos
                                  -----------------------------------------
                                      Gary Ramos
                                      President and Chief Executive Officer

                                      November 12, 2001



                                    IMPORTANT

         IF YOU ARE GOING TO VOTE BY MAIL, WE ENCOURAGE YOU TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY CARD. HOWEVER, YOU DO NOT NEED TO MARK ANY BOXES IF YOU WISH TO VOTE ACCORDING TO THE BOARD OF DIRECTORS' RECOMMENDATIONS; JUST SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE GOING TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED FORM. THANK YOU FOR YOUR COOPERATION AND YOUR PROMPT RESPONSE.

                                   APPENDIX A
                           ONLINE GAMING SYSTEMS, LTD
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 20, 2001

    The undersigned shareholder(s) hereby appoints Gary Ramos, President of the Corporation, or in lieu of the foregoing, Martin V. McCarthy, Director of the Corporation, and each of them, each with the power of substitution, authorized to represent and to vote the stock of the undersigned at the Annual Meeting of its stockholders to be held on December 20, 2001 and any adjournments thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MARK THIS BOX IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD. [ ]

RECORD DATE SHARES:

THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR THE PROPOSALS.

1. Election of Directors: Gary Ramos, Marcel Golding, Gavin Chamberlain, Lawrence P. Tombari and John Copelyn

          FOR [ ]                   WITHHOLD [ ]               FOR EXCEPT [ ]

   To withhold authority to vote for any individual nominee while voting for the remainder, write this nominees name in the space following:
--------------------------------------------------------------------------------
2. Appointment of Moore Stephens, P.C., as independent accountants.

        [ ]  FOR                   [ ]  AGAINST                 [ ]  ABSTAIN
--------------------------------------------------------------------------------

                      CONTINUED AND TO BE SIGNED ON REVERSE
4. VOTED on such matters as may properly come before the Meeting of any adjournment thereof.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                             NOTE: Please sign as name appears.
                                             Joint owners should each sign.
                                             Dated:                     , 2001

                                             -----------------------------------
                                                  Signature of Shareholder

                                             ----------------------------------
                                                     Co-owners sign here

                                             WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                             PLEASE GIVE FULL TITLE AS SUCH. IF
                                             SIGNER IS A CORPORATION, PLEASE
                                             SIGN WITH THE FULL CORPORATION NAME
                                             BY DULY AUTHORIZED OFFICER OR
                                             OFFICERS.